Annual Report

December 31, 1999

Equity Trust
  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Funds
www.mosaicfunds.com

Contents

Letter to Shareholders     1
Management's Discussion of Fund Performance
     Period in Review     2
     Mosaic Investors     3
     Mosaic Balanced     6
     Mosaic Mid-Cap Growth     8
     Mosaic Foresight     10
     Outlook 2000     11
Independent Auditors' Report     12
Portfolio of Investments
     Investors Fund     13
     Balanced Fund     15
     Mid-Cap Growth Fund     17
     Foresight Fund     18
Statements of Assets and Liabilities     19
Statements of Operations     20
Statements of Changes in Net Assets     21
Financial Highlights     23
Notes to Financial Statements     28

Letter to Shareholders


Dear Shareholder:

The annual period ended December 31, 1999 witnessed one of the more unusual equity markets in memory. In the last few reports we've commented on a trend towards narrowness in the market. This is an effect in which a few highly favored stocks carry a disproportionate weight of the indices' advances, while many, if not most, of the other stocks are up significantly less or even down. This trend blossomed into a bone fide phenomenon in 1999, with technology stocks fueling most of the market's rise. In the S&P 500 Index, the median stock returned only 0.4%. Just 30 stocks accounted for all of the gain of the S&P 500's 21.0% return this year; the remaining 470 netted out to a 0% return. In fact, only 50% of the stocks in the S&P 500 were positive for the year.

With the Dow Jones up 27.2%, the major indices had another terrific year, making the last half of the 1990's one of the best-ever sustained periods of stock market growth. To a great extent, Mosaic Equity Trust shareholders have benefited from this run. However, unlike the unmanaged indices, Mosaic's management is constantly tuned to the risk/reward relationship of our holdings.

Steadily growing, blue-chip stocks were out of favor this past year. Instead, money poured into technology stocks and funds, especially new, unproven companies. In 1999, 58 new issues joined the United State's top-200 technology companies. These are companies that have little, if any revenues, no profits, yet soaring stock prices.

At Mosaic, we look first at a company's fundamentals and prospects, and then at the stock's relative valuation. We consider ourselves long-term investors, and do not invest in the most speculative edges of the market.

We think most investors share our concerns regarding risk, and prefer to have the bulk of their money invested along these lines. However, this disciplined approach can be trying in a period in which speculation reigns. Still, we have every confidence that the markets will eventually return to caring about earnings and underlying fundamentals. Although our style of investing was distinctly out of favor in 1999, we can report positive results of 5.06% for Mosaic Investors, 3.14% for
Mosaic Balanced Fund and 9.50% for Mosaic Mid-Cap.   Mosaic Foresight,
which remained in a defensive posture for the year, showed a slight negative return of (0.94%).

As we enter a new decade, century and millenium, we are encouraged by the fundamental strength of the companies we hold and are optimistic, knowing that investing trends move in and out of style. We fully believe that the market will shift back to the kind of fundamentals we pursue, and that our shareholders will be rewarded.

We thank you for your continued confidence in Mosaic.

Sincerely,

(signature)
Katherine L. Frank
President

Management's Discussion of Fund Performance


Period in Review

1999 was another positive period for major market indices, with the Standard and Poor's 500 advancing 21.0% through December 31, 1999 and the Dow Jones Industrial Average advancing 27.2%. However, these advances were hardly smooth and were not particularly indicative of the fate of the average U.S. stock.

A year ago we reported on a positive equity market sailing along on a combination of low inflation and Federal Reserve rate cuts that were a response to a worrisome international economic scene. A year later, much has changed. International economic news is generally bright.
This recovery, coupled with a strong domestic economy and heavy consumer spending, has inspired the Federal Reserve to reverse course and raise rates. While this has dampened the performance of many stock sectors, particularly financials, other types of stocks, most notably technology issues, have responded positively to the stronger economy.

The backdrop for higher rates has been a U.S. economy which produced its fourth straight year of real growth in excess of 4%. This strong showing ranks near the top of post-WWII expansions and shows no signs of slowing. Robust recoveries in most foreign economies support the trend of domestic growth as markets for American exports continue to expand.

For domestic stocks, it was a year of contrasts, in which sectors of the market and types of stocks showed widely disparate results. The year began with a handful of large growth stocks leading the markets. In April, there was a rotation to long-neglected value and smaller companies, which proved to be short-lived.

Much of the upward movement in the indices came in fourth quarter, when technology stocks caught on fire; particularly those associated with the Internet. By the year's end, the gap between the fates of growth stocks and value stocks was at an all-time high. Although many of the year's best performing stocks could be found in the tech-heavy Nasdaq market, the average Nasdaq stock managed a rise of less than 1%, while the Merrill Lynch Stable Growth Index, which is composed of the sort of solid blue chip stocks we favor, was (12%).

Another notable trend was the increase in stock market volatility, as investors reacted in strong and swift fashion to earnings reports, pouring into companies with positive news and punishing those that fell short. With the market at all time highs, many companies are "priced for perfection." It can be an unnerving environment in which a great company can lose a quarter of its value in a day by missing earnings expectations by just a few cents per share.

But rather than be intimidated by these market conditions, we see many opportunities. When all eyes are on a narrow band of high-priced stocks, it is possible to find true values in other parts of the market. Eventually, conditions will produce a wider search for reliable growth companies. In the meantime, owning these companies when they are out of favor seems to us a course which will be rewarded in the long term.


Interview with lead equity manager Jay Sekelsky

How did the four funds in Equity Trust perform in 1999?

Results were rather modest for the funds in 1999. Mosaic Investors was up 5.06% for the year, Mosaic Balanced advanced 3.14%, Mosaic Mid-Cap was up 9.50% and Mosaic Foresight was down (94%). These are not results that we are satisfied with. Considering the positive fundamentals of the market, but tempered by the remarkable performance in many of our favorite stocks in the last quarter of 1998, we were cautiously optimistic as we entered 1999. However, we were surprised at the depth and persistence of the market's aversion to the companies and sectors we favor. This negative trend was accentuated by the remarkable run of extremely high-priced technology stocks, which created a "feast or famine" atmosphere. Even after a difficult 1999, Investors, Balanced and Mid-Cap Growth have all achieved a double digit average annual return for the past five years, with Investors leading the way with an average annual return of 20.79%.


Mosaic Investors

Can you describe the performance of the fund over the course of the year?

Through October of this past year we were pleased to have generated returns in line with the market, especially when you consider that many of the sectors that we invest in were significantly trailing. But in the last quarter, when high-flying technology and Internet stocks were leading the market indices to new highs, our relative performance actually back-peddled. Although we had good performance from our technology holdings, our dramatic under-weighting in the sector was clearly a drag on relative performance. This under-weighting was not the result of an aversion to technology stocks, but rather due to our perception that many technology stocks offered a poor risk to reward tradeoff. Our holdings in financial stocks were hurt by the general trend of rising interest rates. In addition, given the strength of the economy, the other two sectors that we were invested in, consumer and healthcare also had a difficult quarter. In terms of S&P 500 sector performance for the year, Technology was up 69.2%, Financials were up 2.9%, Consumer Staples were down 4.4% and Healthcare was down 4.7%.

Did you make any significant additions to the Mosaic Investors since December 31, 1998?

A volatile market tends to induce additional trading, as stocks move rapidly up and down the valuation ladder. For our predominantly large-stock holdings in Mosaic Investors, the year saw a number of significant additions, primarily in the technology sector. At the start of the year we had a mere 8% of the portfolio allocated to technology. By mid-year the allocation to technology had grown to over 20%, before falling to 14% at year-end. For example, we were pleased to be able to add one of the most prominent technology names, Intel, in early June when the stock temporarily dipped into the low 50's.

What holdings were the strongest contributors to fund performance in Investors?

As we said earlier, the market in 1999 was characterized as a "feast or famine" atmosphere. Our portfolio holdings were no exception, as witnessed by the strong results we enjoyed from quite a few different companies. The portfolios had good results from several technology holdings including Lexmark, Computer Sciences and BMC Software.
Although it was difficult year for financial names in general we did hold some real winners including MGIC Investment Corp, Citigroup and American Express, which were each up over 50% during 1999. In the consumer area, Dayton Hudson, who will be changing its name to Target on January 30, 2000 in recognition of its largest division, the Target store chain, had strong double-digit returns for the period, rising some 36% during 1999. Our investment in MediaOne Group, one of the top cable TV companies in the country, was rewarded with a 63% gain.

What holdings constrained performance?

Just as we enjoyed success in many different sectors last year, we also had a number of significant disappointments in individual holdings, which were felt particularly hard in a market environment which materially punished companies that didn't meet expectations. The biggest disappointments for the period were computer-maker Compaq and Xerox, "the document company." Despite its established position of sales leadership, Compaq announced disappointing earnings and a cloudy business future. The company is no longer owned by any Mosaic funds. Xerox had been bolstered by promises of restructuring and new business initiatives under a fresh management team, but actual results were contrary, and the market punished the stock severely. With little evidence of a change in the company's prospects, we eliminated our holdings. In general, our defensive consumer holdings, which had major run-ups at the end of 1998, showed price weakness, although no significant business difficulties. Supermarket chains Safeway and Kroger, along with drugstore operator CVS were down significantly for the year. We still have great faith in these businesses and expect that they will reward our patience.

FUND-AT-A-GLANCE

Objective: Mosaic Investors seeks long-term capital appreciation through investments in large growth companies.
Net Assets: $29.3 million
Date of Inception: November 1, 1978
Ticker: MINVX

Top Ten Stock Holdings as of December 31, 1999 for Mosaic Investors

                              % of net assets
MCI WorldCom, Incorporated     4.8%
Time Warner, Inc.              4.7%
PepsiCo, Inc.                  4.7%
CVS Corporation                4.7%
MGIC Investment Corporation    4.6%
Bristol-Myers Squibb Company   4.4%
Abbott Laboratories            4.3%
Federal Home Loan Mortgage     4.2%
Safeway, Incorporated          4.0%
Tyco Labs                      3.8%


Industry Diversifications as of December 31, 1999 for Mosaic Investors

Banks                         17.3%
Capital Goods                  3.8%
Consumer Cyclicals             5.5%
Consumer Staples              28.0%
Telecommunications             4.8%
Entertainment                  4.7%
Healthcare                    12.0%
Insurance                      4.6%
Technology                    14.4%
Cash                           4.9%


Comparison of Changes in the Value of a $10,000 Investment for Mosaic
Investors

     Investors
          Fund     S&P 500   Lipper Large Cap Core
1978     10360     10420     10692
1979     12337     12369     13509
1980     15191     16376     17475
1981     17277     15508     17167
1982     23068     18842     22002
1983     27159     23101     26622
1984     27000     24556     27940
1985     35505     32365     36210
1986     41293     38417     41642
1987     41751     40453     42887
1988     47080     47156     48917
1989     54644     62105     62877
1990     46858     60179     61016
1991     61881     78534     80114
1992     68671     84503     86283
1993     70684     93012     96128
1994     73441     94230     95090
1995     91529    129642    125290
1996    112352    159395    150148
1997    151495    212569    194021
1998    179764    273322    246271
1999    188860    330829    293925

Average Annual Total Return
     1 Year     5 Years     10 Years     Since Inception
     5.06%       20.79%     13.20%       14.89%

Past performance is not predictive of future performance.


Mosaic Balanced

How would you characterize the performance of Mosaic Balanced for the year?

Balanced returned 3.14% for the year. Frankly, we were disappointed in the performance of the stock portfolio, and simply faced a terrible year for bonds on the fixed income side of the fund. On the stock side of Balanced, which averaged around 65% of the portfolio, we faced the same difficulties that we have described on pages three through five regarding Mosaic Investors, which holds some of the same stocks. As the year began, our stocks were coming off of a very strong fourth quarter, and we recognized that we would probably see some moderation in returns in 1999. We did not anticipate the depth of aversion to our stocks and style that characterized the year. While our stocks as a whole finished the year up, we were not pleased with the overall performance of our stock portfolio. However, we do believe we hold great companies with excellent prospects and have every expectation that the market will eventually recognize the value and growth of our holdings.

What was the contribution of the bond side of the portfolio?

While bonds will periodically have down years, we've seldom seem one as severe as 1999 for bonds in general. Interest rates rose dramatically throughout the year, pushing bond valuations down. This effect is most pronounced in bonds of long duration, as seen by the -14.9% return of the bellwether 30-year Treasury for 1999. With our focus on intermediate bonds, and a generally defensive posture, the bonds in Balanced showed considerably less volatility. The bond side of the portfolio finished the year with a slight negative return. Looking forward, we anticipate more short-term difficulties as the Federal Reserve raises rates, but see a brighter environment for bonds as the year progresses and the domestic economy eventually slows in the wake of these increases.

FUND-AT-A-GLANCE

Objective: Mosaic Balanced seeks to provide substantial current dividend income while providing opportunity for capital appreciation by investing in a combination of mid-to-large companies and bonds.
Net Assets: $25.3 million
Date of Inception: December 18, 1986
Ticker: BHBFX


Top Five Stock and Fixed Income Holdings as of December 31, 1999 for Mosaic Balanced

                                  % of net assets

Top Five Stock Holdings
(62.6% of net assets in stocks)

MCI WorldCom, Inc.                      3.2%
Time Warner Inc.                        3.1%
MGIC Investment Corporation             3.0%
CVS Corporation                         3.0%
Dayton-Hudson Corporation               2.9%

Top Five Fixed Income Holdings

U.S. Treasury Notes, 6.25%, 4/30/01     3.9%
Federal National Mortgage Assoc.,
   5.375%, 3/30/02                      2.9%
U.S. Treasury Notes 5.25%, 1/31/01      2.0%
GMAC, 5.875%, 1/31/03                   1.6%
Associates Corp. of North America,
   6.00%, 4/30/03                       1.6%


Common Stock Sector Allocation For Mosaic Balanced

Capital Goods                           2.4%
Consumer Cyclicals                      4.6%
Telecommunications                      3.2%
Consumer Staples                       17.9%
Entertainment                           3.1%
Financial Services                     11.2%
Healthcare                              7.7%
Insurance                               3.0%
Technology                              9.5%


Portfolio Investment Blend for Mosaic Balanced

Common Stocks                          62.6%
Corporate Bonds                        21.3%
Government Bonds                       10.6%
Cash                                    5.5%


Comparison of Changes in the Value of a $10,000 Investment for Mosaic Balanced

     Balanced Fund
                Value Line
                Geometric
                 Index     Lipper Balanced

1989     10000     10000     10000
1990      9270      7574     10126
1991     11597      9635     12524
1992     12571     10305     13721
1993     13100     11410     15361
1994     13249     10724     15047
1995     16099     12792     18792
1996     18749     14503     21237
1997     23529     17557     25081
1998     27093     16892     28866
1999     27944     16658     31458


Average Annual Total Return

     1 Year    5 Years   10 Years

     3.14%     16.10%     10.82%

Past performance is not predictive of future performance.



Mosaic Mid-Cap Growth

How would you characterize the performance of Mid-Cap Growth in 1999?

Mid-Cap Growth had the best annual return of the funds in Equity Trust, with a 9.50% gain for the year. The year ended particularly strong, with a 17.4% fourth quarter. To a great extent, this demonstrated our ability to find more reasonably priced technology stocks among the smaller-sized companies and among the larger technology names. At the same time, for much of the year the fund was constrained by the same factors as our large-cap funds: the narrowness of the market and its lack of concern with valuation.

What is the main difference between the management of Mosaic Mid-Cap Growth and the other funds in Equity Trust?

The main difference is the size of the companies in the portfolio. We generally define mid-cap stocks as those with a market capitalization or total market value in the $1 billion to $10 billion range. Our investment discipline remains the same for these companies: we seek solid, sustainable growth and reasonable valuations.


What holdings were the strongest contributors to Mid-Cap Growth's performance?

The fund had good results from several technology holdings including Lexmark, Computer Sciences and BMC Software. Although it was a difficult year for financial names in general we did have a winner in MGIC Investment Corp. Mid-Cap Growth enjoyed a strong contribution from TDS, a telecommunications company that surged over 180% last year. Expeditors International of Washington, Inc., a global logistics company, also saw its stock climb over 100% last year. These stocks, along with Mid-Cap's tech-nology holdings finished the year strongly, boosting the fund to a fourth quarter return of 17.4%.

What holdings were the largest constraints on Mid-Cap Growth's performance?

Two technology companies, Cadence Design and Network Associates, experienced significant stock price erosion after encountering earnings difficulties around mid-year. Each stock fell over 50% during the time period we held the stocks in 1999. Neither stock is currently in the portfolio.


FUND-AT-A-GLANCE

Objective: Mosaic Mid-Cap Growth seeks long-term capital appreciation \ through the investment in mid sized growth companies.
Net Assets: $8.8 million
Date of Inception: July 21, 1983
Ticker: GTSGX


TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 1999 FOR MOSAIC MID-CAP GROWTH

                                   % of net assets

Telephone & Data Systems, Inc.            5.8%
Rogers Communication                      4.5%
American Power Conversion Corporation     4.4%
Martin Marietta Materials, Inc.           4.4%
CVS Corporation                           4.3%
Southtrust Corporation                    4.1%
Kansas City Southern                      4.1%
MGIC Investment Corporation               4.0%
Federated Investors                       4.0%
U.S. Cellular Corporation                 3.8%


INDUSTRY DIVERSIFICATION AS OF DECEMBER 31, 1999 FOR MOSAIC MID-CAP GROWTH

Capital Goods                             8.8%
Consumer Cyclicals                        5.8%
Telecommunications                       14.0%
Consumer Staples                         10.9%
Financial Services                       14.8%
Healthcare                                6.5%
Insurance                                10.6%
Technology                               11.4%
Transportation                            6.1%
Cash                                     11.1%


Comparison of Changes in the Value of a $10,000 Investment for Mosaic Mid-Cap Growth

     Mid-Cap Fund  S&P 500  Lipper Mid-Cap
1989     10000     10000     10000
1990      8414      9690      8948
1991     10576     12645     13740
1992     11286     13607     15085
1993     12963     14977     17697
1994     12450     15173     17577
1995     15260     20875     22031
1996     16197     25666     25977
1997     18954     34228     31749
1998     20186     44010     34219
1999     22103     53270     43865

Average Annual Total Return

     1 Year     5 Years     10 Years

     9.50%       12.17%     8.25%

Past performance is not predictive of future performance.



Mosaic Foresight

An interview with Foresight manager and Madison Investment Advisors' founder and President, Frank Burgess.

What was the general asset allocation in Mosaic Foresight over the course of 1999?

For 1999 the fund was in a generally defensive posture, with approximately 20-30% of the fund in stocks, and the remainder in safer fixed-income securities. Within the stocks, we favored financial names, which have been particularly out of favor. As a result of the modest negative performance in our stocks, the fund was down slightly for the annual period, (0.94%).

What were the major influences on Foresight's performance?

The performance of Foresight over any given time will be driven by the fund's asset allocation and the performance of the underlying securities. In 1999, with most of the fund's assets in cash securities, the fund's movement up or down was dampened. Holdings in Compaq and Xerox had a negative impact on performance, while Tommy Hilfiger, Sun Microsystems and Marshall & Ilsley were positive contributors.

Do you feel the market is overvalued?

We think "the market" can be broken into three groups. Many key technology and Internet stocks are probably 40% over-valued. A second group might be called the "Nifty 30 Less Tech," which include General Electric, Home Depot and Wal-Mart. Although great franchises, their future growth rates seem too small to warrant their current high valuation. I believe these companies may be overvalued by 25%. The third group, which is the rest of the S&P 500, appears much more fairly valued. Hence our belief is that the out-of-favor financials in Foresight will rebound in 2000.

When do you anticipate significantly increasing the stock exposure in Foresight?

While I like the relative valuation of stocks in a number of underperforming sectors, I remain confident that we will see even more attractive buying opportunities over the next 12 months. Stocks will be added as these opportunistic occasions occur.


FUND-AT-A-GLANCE

Objective: Mosaic Foresight seeks long-term capital appreciation through investments in large growth companies while pursuing capital preservation through active management of market exposure.
Net Assets: $2.6 million
Date of Inception: December 31, 1997
Ticker: GEWWX


TOP FIVE STOCK HOLDINGS AS OF DECEMBER 31, 1999 FOR MOSAIC FORESIGHT

(35.0% of total net assets in stocks)

                                % of net assets

Martin Marietta Materials, Inc.     5.4%
Marshall & Ilsley Corporation       4.9%
MGIC Investment Corporation         4.7%
Federated Investors                 4.2%
Federal Home Loan Mortgage          4.2%


INDUSTRY DIVERSIFICATION AS OF DECEMBER 31, 1999 FOR MOSAIC FORESIGHT

Consumer Cyclicals                  7.0%
Insurance                           7.8%
Financial Services                 20.2%
Government Agency                  62.4%
Cash                                2.6%


Comparison of Changes in the Value of a $10,000 Investment for Mosaic Foresight

       Foresight Fund  S&P 500   Lipper Flexible
12/31/97     10000     10000     10000
3/31/98      10361     11395     10907
6/30/98      10360     11771     11075
9/30/98       9901     10600     10278
12/31/98     11636     12858     11656
3/31/99      11548     13498     11767
6/30/99      11801     14450     12355
9/30/99      11548     13548     11858
12/31/99     11526     15563     12791

Average Annual Total Return
                Since Inception on
     1 Year     December 31, 1997
     -0.94%     7.36%

Past performance is not predictive of future performance.



Outlook 2000
What is Mosaic's outlook for the year 2000?

Given the current risk/reward of our portfolios, we are far more optimistic as we head into 2000, than we were when we entered 1999. We believe that we will see a retracement of the valuation gap between the "haves" and the "have-nots" during the upcoming year. In other words, we think some of the excessive valuation in technology stocks will be erased, while out-of-favor stocks that are undervalued will rise. Under these conditions, we believe our growth-at-a-reasonable-price strategy would be an ideal place to be. Among the sectors that would be likely to benefit in this scenario are the currently under-performing consumer staples and financials sectors.
Further, to the extent we experience a correction, we would view that as a healthy development. It would help to reduce overall risk of the market and provide the opportunity to purchase additional high quality stocks for the funds. Our outlook is predicated on a solid, but slower-growing economy.
We expect the Federal Reserve to continue to raise interest rates in the first half of the year, which would temper the economy's growth in the second half of 2000. If the economy shows signs of slowing, we believe it is likely that interest rates will then begin to decline leading to solid gains by financial services, consumer staples and pharmaceutical companies.

Independent Auditors' Report


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OFMOSAIC EQUITY TRUST

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mosaic Equity Trust, including Investors Fund, Balanced Fund, Mid-Cap Growth Fund and Foresight Fund, (collectively the "Funds"), as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the periods in the three year period
then ended.   These financial statements and financial highlights are the
responsibility of the Funds' management.   Our responsibility is to express
an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Mid-Cap Growth Fund and the Foresight Fund for the fiscal periods ended March 31, 1997 and prior were audited by other auditors whose report, dated May 2, 1997, expressed an unqualified opinion on those financial highlights. The financial highlights of the Investors Fund and Balanced Fund for the fiscal periods ended December 31, 1996 and prior were audited by other auditors whose report, dated January 24, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing
standards.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Funds' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 1999, and the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche
(signature)
Chicago, Illinois

February 15, 2000

Investors Fund - Portfolio of Investments

                                            NUMBER OF SHARES     VALUE

COMMON STOCKS:  95.18% of net assets

CAPITAL GOODS -- MANUFACTURING:  3.80%
Tyco Labs                                           28,650  $1,113,769

CONSUMER CYCLICALS:  5.47%
Dayton-Hudson Corporation                           11,850     870,234
Martin Marietta Materials Inc.                      17,935     735,335

CONSUMER SERVICES -- TELECOMMUNICATIONS:  4.84%
MCI WorldCom, Incorporated*                         26,760   1,419,952

CONSUMER STAPLES -- BROADCAST MEDIA:  6.19%
E.W. Scripps Co.                                    16,125     722,601
MediaOne Group, Incorporated*                       14,225   1,092,658

CONSUMER STAPLES -- COSMETICS AND TOILETRIES:  2.70%
Gillette Company                                    19,235     792,242

CONSUMER STAPLES - CYCLICALS:  2.56%
Nike Incorporated                                   15,150     750,872

CONSUMER STAPLES - FOOD & BEVERAGE:  4.71%
PepsiCo, Incorporated                               39,150   1,380,037

CONSUMER STAPLES - RETAIL:  11.81%
CVS Corporation                                     34,415   1,374,449
Kroger Company*                                     48,000     906,000
Safeway, Incorporated*                              33,250   1,182,453

ENTERTAINMENT:  4.72%
Time Warner Incorporated                            19,100   1,383,556

FINANCIAL - SERVICES:  17.33%
Associates First Capital                            36,975   1,014,501
Federal Home Loan Mortgage                          25,915   1,219,625
Finova Group Incorporated                           22,895     812,773
National City Corporation                           41,745     988,835
Wells Fargo & Company                               25,865   1,045,916

HEALTHCARE:  12.01%
Abbott Laboratories                                 35,100   1,274,569
Bristol-Myers Squibb Company                        20,070   1,288,243
Johnson & Johnson                                   10,300     959,187

INSURANCE:  4.60%
MGIC Investment Corporation                         22,410   1,348,802

TECHNOLOGY:  14.44%
Computer Sciences Corporation*                       8,430     797,689
Compuware*                                          27,330   1,018,043
Intel Corporation                                   12,835   1,056,481
Lexmark InternationalGroup, Incorporated*            7,060     638,930
Tellabs Incorporated*                               11,285     724,356

     TOTAL COMMON STOCKS (cost $24,458,234)                $27,912,108

REPURCHASE AGREEMENT:  6.25% of net assets
With Donaldson, Lufkin & Jenrette Securities Corporation
issued 12/31/99 at 2.00%, due 1/3/00, collateralized by
$1,869,912 in United States Treasury Notes due 9/30/00.
Proceeds at maturity are $1,833,306 (cost $1,833,000)      $ 1,833,000

     TOTAL INVESTMENTS:  101.43% of net assets (cost
           $26,291,234)                                     29,745,108

LIABILITIES LESS CASH AND RECEIVABLES:  (1.43%) of net
    assets                                                    (418,670)

NET ASSETS:  100%                                          $29,326,438


*Non-income producing


Balanced Fund -- Portfolio of Investments


                                            NUMBER OF SHARES     VALUE

COMMON STOCKS:  62.57% of net assets

CAPITAL GOODS -- MANUFACTURING:  2.38%
Tyco Labs                                           15,500   $ 602,562

CONSUMER CYCLICALS:  4.59%
Dayton-Hudson Corporation                           10,100     741,718
Martin Marietta Materials Inc.                      10,260     420,660

CONSUMER SERVICES -- TELECOMMUNICATIONS:  3.24%
MCI WorldCom, Incorporated*                         15,443     819,417

CONSUMER STAPLES -- BROADCAST MEDIA:  3.97%
E.W. Scripps Co.                                     9,170     410,930
MediaOne Group, Incorporated*                        7,750     595,296

CONSUMER STAPLES -- COSMETICS AND TOILETRIES:  1.78%
Gillette Company                                    10,940     450,591

CONSUMER STAPLES -- CYCLICALS:  1.61%
Nike Incorporated                                    8,250     408,890

CONSUMER STAPLES -- FOOD & BEVERAGE:  2.85%
PepsiCo, Incorporated                               20,500     722,625

CONSUMER STAPLES -- RETAIL:  7.66%
CVS Corporation                                     19,010     759,211
Kroger Company*                                     27,200     513,400
Safeway, Incorporated*                              18,795     668,397

ENTERTAINMENT:  3.09%
Time Warner Incorporated                            10,785     781,238

FINANCIAL -- SERVICES:  11.16%
Associates First Capital                            20,745     569,190
Federal Home Loan Mortgage                          13,790     648,991
Finova Group Incorporated                           12,915     458,482
National City Corporation                           23,425     554,879
Wells Fargo & Company                               14,710     594,835

HEALTHCARE:  7.71%
Abbott Laboratories                                 19,100     693,568
Bristol-Myers Squibb Company                        11,480     736,872
Johnson & Johnson                                    5,600     521,500

INSURANCE:  3.00%
MGIC Investment Corporation                         12,640     760,770

TECHNOLOGY:  9.53%
Computer Sciences Corporation*                       4,825     456,565
Compuware*                                          15,520     578,120
Intel Corporation                                    7,160     589,370
Lexmark InternationalGroup, Incorporated*            4,045     366,072
Tellabs Incorporated*                                6,575     422,032

     TOTAL COMMON STOCKS (cost $13,898,293)                $15,846,181



                                            PRINCIPAL AMOUNT     VALUE

DEBT INSTRUMENTS:  31.91% of net assets

Corporate Obligations:  21.29%
Associates Corporation of North America, 6.00%, 4/1/03 425,000    $410,656
AT&T Corporation, 5.625%, 3/15/04                      348,615     331,625
Cardinal Health Incorporated, 6.25%, 7/1/08            390,000     353,925
Ford Motor Credit Company, 7.75%, 3/15/05              325,000     331,093
Gap, Incorporated, 6.90%, 9/15/07                      345,000     335,081
General Motors Acceptance Corporation, 5.875%, 1/22/03 430,000 414,412 International Lease Finance Corporation, 8.375%,
    12/15/04                                           315,000     326,025
Kohls Corporation, 6.70%, 2/1/06                       280,000     267,400
Lexmark International, 6.75%, 5/1/08                   350,000     319,812
Morgan Stanley Dean Witter & Company, 6.375%, 8/1/02   355,000     349,231
Motorola, Incorporated, 5.80%, 10/15/08                430,000     388,075
Seagate Technology, Inc., Senior Notes, 7.37%, 3/1/07  275,000     242,687
The Goldman Sachs Company, 7.35%, 10/1/09              330,000     322,575
Tommy Hilfiger USA, Incorporated, 6.50%, 6/1/03        340,000     323,425
Walt Disney Company, Senior Notes, 6.375 %, 3/30/01    355,000     353,225
Xerox Corporation, 5.50%, 11/15/03                     345,000     323,437

U.S. Treasury & Agency Obligations:  10.62%
Federal National Mortgage Association, 5.375%, 3/15/02 750,000     732,187
U.S. Treasury Notes, 6.25%, 5/31/00                    300,000     300,651
U.S. Treasury Notes, 5.25%, 1/31/01                    500,000     495,710
U.S. Treasury Notes/Bonds, 6.25%, 4/30/01              990,000     990,881
U.S. Treasury Notes, 6.25%, 8/31/02                    170,000     169,863

     TOTAL DEBT INSTRUMENTS (cost $8,388,083)                    8,081,976

REPURCHASE AGREEMENT:  6.59% of net assets
     With Donaldson, Lufkin & Jenrette Securities
     Corporation issued 12/31/99 at 2.00%, due 1/3/00,
     collateralized by $1,701,589 in United States
     Treasury Notes due 9/30/00.  Proceeds at maturity
     are $1,668,278.  (cost $1,668,000)                          1,668,000

     TOTAL INVESTMENTS: 101.07% of net assets
     (cost $23,954,376)                                         25,596,157

LIABILITIES LESS CASH AND RECEIVABLES:  (1.07%) of net assets     (269,935)

NET ASSETS: 100%                                               $25,326,222

*Non-income producing


Mid-Cap Growth Fund -- Portfolio of Investments


                                            NUMBER OF SHARES     VALUE

COMMON STOCKS:  88.82% of net assets

CAPITAL GOODS -- ELECTRICAL EQUIPMENT:  4.44%
American Power Conversion Corp.*                  14,790   $ 390,086

CONSUMER CYCLICALS:  5.78%
Callaway Golf Company                             16,500     291,843
Nike Incorporated                                  4,350     215,596

CAPITAL GOODS -- MANUFACTURING:  4.37%
Martin Marietta Materials Inc.                     9,375     384,375

CONSUMER SERVICES -- TELECOMMUNICATIONS:  13.97%
Rogers Communication                              15,805     391,173
Telephone & Data Systems, Incorporated             4,020     506,520
U.S. Cellular Corporation                          3,275     330,570

CONSUMER STAPLES -- BROADCAST MEDIA:  3.21%
E.W. Scripps Co.                                   6,290     281,870

CONSUMER STAPLES -- RETAIL:  7.68%
CVS Corporation                                    9,525     380,404
Kroger Company*                                   15,600     294,450

FINANCIAL -- SERVICES:  14.78%
Federated Investors                               17,500     351,093
Finova Group, Inc.                                 8,800     312,400
Southtrust Corporation                             9,525     360,164
Summit Bancorp                                     9,000     275,625

HEALTHCARE:  6.48%
Becton Dickinson & Co.                            11,615     310,701
Dentsply International, Incorporated              10,940     259,141

INSURANCE:  10.65%
MBIA, Incorporated                                 6,025     318,195
MGIC Investment Corporation                        5,875     353,601
Unumprovident Corporation                          8,250     264,515

TECHNOLOGY:  11.40%
Affiliated Computer SE                             6,000     276,000
Compuware*                                         7,825     291,236
Fiserv, Incorporated*                              6,725     257,231
Lexmark International Group, Incorporated*         1,960     177,380

TRANSPORTATION:  6.06%
Expeditors International of Washington, Inc.       4,000     175,250
Kansas City Southern                               4,785     357,089

     TOTAL COMMON STOCKS (cost $6,414,550)                 7,806,508

REPURCHASE AGREEMENT:  11.23% of net assets
     With Donaldson, Lufkin & Jenrette Securities
Corporation issued 12/31/99 at 2.00%, due 1/3/00,
collateralized by $1,006,876 in United States
Treasury Notes due 9/30/00.  Proceeds at maturity
are $987,165. (cost $987,000)                               987,000

     TOTAL INVESTMENTS: 100.05% of net assets
     (cost $7,401,550)                                    8,793,508

LIABILITIES LESS CASH AND RECEIVABLES: (0.05%) of net assets (4,133)

NET ASSETS: 100%                                        $ 8,789,375


*Non-income producing



Foresight Fund - Portfolio of Investments

                                            NUMBER OF SHARES     VALUE

COMMON STOCKS:  35.02% of net assets

CONSUMER CYCLICALS:  6.99%
Martin Marietta Materials Inc.                    3,400   $139,400
Officemax, Incorporated*                          7,500     41,250

FINANCIAL -- SERVICES:  20.23%
Associates First Capital                          3,400     93,288
Federal Home Loan Mortgage                        2,325    109,420
Federated Investors                               5,470    109,742
Finova Group Incorporated                         2,390     84,845
Marshall & Ilsley Corporation                     2,000    125,625

INSURANCE:  7.80%
MBIA, Incorporated                                1,500     79,218
MGIC Investment Corporation                       2,035    122,481

     TOTAL COMMON STOCKS (cost $860,019)                  905,269


                                               Principal Amount     Value

DEBT INSTRUMENTS:  62.39% of net assets

U.S. GOVERNMENT AGENCY OBLIGATIONS:
Federal Home Loan Bank, 5.67%, 2/16/00                     450  $  446,999
Federal Home Loan Mortgage Corporation, 5.52%, 1/14/00     420     419,420
Federal Home Loan Mortgage Corporation, 5.52%, 2/02/00     400     398,500
Federal Home Loan Mortgage Corporation, 5.81%, 2/17/00     350     347,536

     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
     (cost $1,611,285)                                           1,612,455

REPURCHASE AGREEMENT: 2.48% of net assets
     With Donaldson, Lufkin & Jenrette Securities
     Corporation issued 12/31/99 at 2.00%, due 1/3/00,
     collateralized by $65,289 in United States Treasury
     Notes due 9/30/00.  Proceeds at maturity are $64,011.
     (cost $64,000)                                                 64,000

     TOTAL INVESTMENTS: 99.89% of net assets
     (cost $2,535,304)                                           2,581,724

LIABILITIES LESS CASH AND RECEIVABLES: 0.11% of net assets           2,802

NET ASSETS:  100%                                              $ 2,584,526


*Non-income producing

Statements of Assets and Liabilities
December 31, 1999


                                                        Mid-Cap
                               Investors   Balanced     Growth      Foresight
                               Fund        Fund         Fund        Fund

ASSETS
Investments, at value (Notes 1 and 2)
     Investment securities*    $27,912,108 $23,928,157 $ 7,806,508  $2,517,724
     Repurchase agreements       1,833,000   1,668,000     987,000      64,000
Total investments               29,745,108  25,596,157   8,793,508   2,581,724
Cash                                11,486       6,665       5,421       2,060
Receivables
     Dividends and interest         11,684     143,539       5,842         742
     Capital shares sold           285,988       6,821          --          --
Total assets                    30,054,266  25,753,182   8,804,771   2,584,526

LIABILITIES
Payables
     Investment securities
           purchased               727,828     424,056          --          --
     Capital shares redeemed            --       2,904      15,396          --
     Total liabilities             727,828     426,960      15,396          --

NET ASSETS (Note 6)            $29,326,438 $25,326,222 $ 8,789,375  $2,584,526

CAPITAL SHARES OUTSTANDING       1,389,918   1,336,805     918,207     225,442

NET ASSET VALUE PER SHARE          $ 21.10     $ 18.95     $  9.57     $ 11.46

INVESTMENT SECURITIES, AT COST $24,458,234 $22,286,376 $ 6,414,550 $ 2,471,304



Statements of Operations
For the year ended December 31, 1999


                                                        Mid-Cap
                               Investors   Balanced     Growth      Foresight
                               Fund        Fund         Fund        Fund

INVESTMENT INCOME (Note 1)
Interest income               $  105,594   $  577,398   $ 47,536     $ 114,669
Dividend income                  234,929      126,013     59,557         5,381
Other income                         311          601        139           172
Total investment income          340,834      704,012    107,232       120,222

EXPENSES (Notes 3 and 5)
Investment advisory fees         227,942      189,655     65,831        22,514
Other expenses                   121,570      113,793     43,888        15,010
Total expenses                   349,512      303,448    109,719        37,524

NET INVESTMENT INCOME (LOSS)      (8,678)     400,564     (2,487)       82,698

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on
   investments                 5,544,052    2,442,279    579,262        91,484
Change in net unrealized
   appreciation (depreciation)
   of investments             (3,969,589)  (2,118,999)   118,047      (205,807)

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS          1,574,463      323,280    697,309      (114,323)

TOTAL INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                    $1,565,785   $  723,844   $694,822      $(31,625)



Statements of Changes in Net Assets


                                      Investors Fund       Balanced Fund
                                       Year Ended            Year Ended
                                       December 31,          December 31,
                                      1999     1998         1999     1998

INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS
Net investment income (loss)     $  (8,678)  $  46,671   $400,564     $ 76,437
Net realized gain on investments 5,544,052   3,052,185   2,442,279   1,728,871
Change in net unrealized appreciation
  (depreciation) of investments (3,969,589)  1,535,620  (2,118,999)    864,681
Total increase in net assets resulting
  from operations                1,565,785   4,634,476     723,844   2,969,989

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income             --      (46,454)   (400,753)   (376,307)
From net capital gains          (5,079,576) (2,505,125) (2,244,659) (1,761,206)
Total distributions             (5,079,576) (2,551,579) (2,645,412) (2,137,513)

CAPITAL SHARE TRANSACTIONS
  (Note 8)                       3,312,465   2,242,938   2,512,380   6,500,315

TOTAL INCREASE (DECREASE)
  IN NET ASSETS                   (201,326)  4,325,835     590,812   7,332,791

NET ASSETS
Beginning of year               29,527,764  25,201,929  24,735,410  17,402,619
End of year                    $29,326,438 $29,527,764 $25,326,222 $24,735,410



                                    Mid-Cap Growth Fund     Foresight Fund
                                       Year Ended            Year Ended
                                       December 31,          December 31,
                                      1999     1998         1999     1998

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
Net investment income (loss)     $  (2,487) $   (9,781)  $  82,698  $  59,250
Net realized gain on investments 579,262 574,775 91,484 127,562 Net unrealized appreciation
 (depreciation) of investments     118,047     140,432    (205,807)   252,227
Total increase (decrease) in net assets
 resulting from operations         694,822     705,426     (31,625)   439,039

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income              --          --     (82,658)   (59,250)
From net capital gains                  --  (1,192,307)         --         --
Total distributions                     --  (1,192,307)    (82,658)   (59,250)

CAPITAL SHARE TRANSACTIONS
  (Note 8)                      (2,112,341)   (773,816)   (594,807)   999,699

TOTAL INCREASE (DECREASE) IN
  NET ASSETS                    (1,417,519) (1,260,697)   (709,090) 1,379,488

NET ASSETS
Beginning of year               10,206,894  11,467,591   3,293,616  1,914,128
End of year                    $ 8,789,375 $10,206,894 $ 2,584,526 $3,293,616

Financial Highlights

Selected data for a share outstanding for the periods indicated.


INVESTORS FUND-2

                                    Year Ended December 31,
                                    1999     1998     1997-1     1996     1995

Net asset value beginning of year   $24.26    $22.37   $19.16    $18.03  $15.84
Investment operations:
Net investment income (loss)         (0.01)     0.04     0.14     0.24     0.42
Net realized and unrealized gain
  on investments                      1.21      4.13     6.39     3.91     3.45
Total from investment operations      1.20      4.17     6.53     4.15     3.87
Less distributions:
From net investment income              --     (0.04)   (0.14)-5 (0.25)   (0.42)
From net realized gain on
   investments                       (4.36)    (2.24)   (3.18)-5 (4.01)   (1.26)
Total distributions                  (4.36)    (2.28)   (3.32)-5 (4.26)   (1.68)
Net asset value, end of year        $21.10    $24.26   $22.37   $17.92   $18.03
Total return                          5.06%    18.66%   34.84%   22.75%   24.63%

Ratios and supplemental data
Net assets, end of year (in
  thousands)                       $29,326   $29,528  $25,202  $13,112  $11,860
Ratio of expenses to average
  net assets                         1.15%      1.16%    1.15%    1.17%    1.17%
Ratio of net investment income (loss)
to average net assets              (0.03)%      0.17%    0.49%    1.20%    2.44%
Portfolio turnover                     74%        85%      78%-6    81%      58%



BALANCED FUND-3

                                    Year Ended December 31,
                                    1999     1998     1997-1     1996     1995

Net asset value beginning of year   $20.47   $19.48   $18.09   $22.44   $20.16
Investment operations:
Net investment income                 0.33     0.37     0.40     0.50     0.75
Net realized and unrealized gain
 on investments                       0.31     2.56     4.04     3.20     3.53
Total from investment operations      0.64     2.93     4.44     3.70     4.28
Less distributions:
From net investment income           (0.33)   (0.37)   (0.41)-5 (0.50)   (0.74)
From net realized gain on investments(1.83)   (1.57)   (2.64)-5 (3.61)   (1.26)
Total distributions                  (2.16)   (1.94)   (3.05)-5 (4.11)   (2.00)
Net asset value, end of year        $18.95   $20.47   $19.48   $22.03   $22.44
Total return                          3.14%   15.15%   25.49%   17.00%   21.51%

Ratios and supplemental data
Net assets, end of year
  (in thousands)                   $25,326  $24,735  $17,403  $11,018  $10,857
Ratio of expenses to average
  net assets                         1.20%    1.20%    1.35%    1.42%    1.36%
Ratio of net investment income
to average net assets                1.57%    1.83%    1.80%    2.06%    3.36%
Portfolio turnover                     55%      94%      78%-6    86%      66%

MID-CAP GROWTH FUND-4

                                           Nine
                                           Months
                           Year Ended      Ended
                           December 31,     Dec. 31,  Year Ended March 31,
                           1999     1998     1997     1997     1996     1995

Net asset value beginning
  of period               $8.74    $9.25    $9.88    $20.49    $18.09   $21.11
Investment operations:
Net investment income (loss) --    (0.01)   (0.03)    (0.02)     0.13     0.15
Net realized and unrealized gain (loss)
on investments             0.83     0.64     1.91     (0.47)     3.63     0.19
Total from investment
  operations               0.83     0.63     1.88     (0.49)     3.76     0.34
Less distributions:
From net investment income   --       --       --     (0.02)    (0.12)   (0.15)
From net realized gain
  on investments             --    (1.14)   (2.51)   (10.10)    (1.24)   (3.21)
Total distributions          --    (1.14)   (2.51)   (10.12)    (1.36)   (3.36)
Net asset value, end of
  period                  $9.57    $8.74    $9.25     $9.88    $20.49   $18.09
Total return               9.50%    6.81%   26.06%    (5.59)%   21.22%    2.27%

Ratios and supplemental data
Net assets, end of period
  (in thousands)         $8,789  $10,207  $11,468  $10,964   $17,091   $31,590
Ratio of expenses to
  average net assets       1.25%    1.26%    1.27%-7  1.62%     1.41%     1.30%
Ratio of net investment income
to average net assets     (0.03)%  (0.09)%  (0.35)%-7(0.12)%    0.56%     0.76%
Portfolio turnover           65%      88%      80%     127%       21%        4%



FORESIGHT FUND

                                        Year Ended
                                        December 31,
                                        1999     1998

Net asset value beginning of period     $11.95   $10.46
Investment operations:
Net investment income (loss)              0.37     0.22
Net realized and unrealized gain (loss)
  on investments                         (0.49)    1.49
Total from investment operations         (0.12)    1.71
Less distributions:
From net investment income               (0.37)   (0.22)
From net realized gain on investments       --       --
Total distributions                      (0.37)   (0.22)
Net asset value, end of period          $11.46   $11.95
Total return                             (0.94)%  16.36%

Ratios and supplemental data
Net assets, end of period (in thousands)$2,585   $3,294
Ratio of expenses to average net assets   1.25%    1.30%
Ratio of net investment income to
  average net assets                      2.73%    2.59%
Portfolio turnover                          76%     185%


FORESIGHT FUND (FORMERLY WORLDWIDE GROWTH FUND)-4

                                             Nine
                                             Months
                                             Ended
                                             Dec. 31,  Year Ended March 31,
                                             1997     1997     1996     1995

Net asset value beginning of period        $10.97     $9.86    $8.50   $12.51
Investment operations:
Net investment income (loss)                (0.01)     0.01     0.04     0.02
Net realized and unrealized gain (loss)
  on investments                            (0.50)     1.10     1.39    (2.48)
Total from investment operations            (0.51)     1.11     1.43    (2.46)
Less distributions:
From net investment income                     --        --    (0.07)   (0.03)
From net realized gain on investments          --        --       --    (1.52)
Total distributions                            --        --    (0.07)   (1.55)
Net asset value, end of period             $10.46    $10.97    $9.86    $8.50
Total return                                (4.65)%   11.21%   16.88%  (22.20)%

Ratios and supplemental data
Net assets, end of period (in thousands)   $1,914    $2,582   $3,116   $3,319
Ratio of expenses to average net assets-8 2.41%-7 2.50% 2.38% 2.05% Ratio of net investment income to average
  net assets-8                               0.05%-7   0.10%    0.43%    0.21%
Portfolio turnover                              2%       47%      78%      65%


1     All data reflect share price adjustment due to fund merger on June 13,
1997. (See note 1).
2     Data prior to June 13, 1997 represents Bascom Hill Investors, Inc.
3     Data prior to June 13, 1997 represents Bascom Hill BALANCED Fund, Inc.
4     Effective July 31, 1996, the investment advisory services transferred to
Madison Mosaic, LLC from Bankers Finance Investment Management Corp. Prior to January 1, 1998, the Foresight Fund had different investment policies and objectives and was called Worldwide Growth Fund.
5     Includes distribution attributable to net investment income and net realized gain from Mosaic Investors Fund and Mosaic Equity Income Fund.  (See
note 1).
6     For purposes of determining portfolio turnover, the transfer of securities pursuant to the merger on June 13, 1997 are not considered.
7     Annualized.
8     Had the Advisor not waived advisory fees, the Worldwide Growth Fund's ratios of expenses and net investment loss to average net assets would have been 2.92% and (0.56)%, respectively, for the nine month period ended December 13, 1997; 3.00% and (0.40)%, respectively, for the year ended March 31, 1997; 2.97% and (0.17)%, respectively, for the year ended March 31, 1996; and 3.05% and (0.79)%, respectively, for the year ended March 31, 1995.



Notes to Financial Statements

For the period ended December 31, 1999

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust offers shares in four separate diversified funds which invest in differing securities. The Investors Fund, the surviving economic entity of the merger between Mosaic Equity Trust Investors Fund and Bascom Hill Investors, Inc., which occurred on June 13, 1997, is invested in established companies that may be undervalued and may offer significant growth potential. The Balanced Fund, the surviving economic entity of the merger between Mosaic Equity Trust Equity Income Fund and Bascom Hill BALANCED Fund, Inc., which occurred on June 13, 1997, is invested in a combination of investment grade fixed-income securities and equity securities of established companies. All financial information presented prior to the effective date of the mergers represents activity of the Bascom Hill Investors, Inc. and the Bascom Hill BALANCED Fund, Inc., respectively. The Mid-Cap Growth Fund is invested primarily in "mid-cap" companies that may offer rapid growth potential. The Foresight Fund moves in and out of the stock and bond markets when these markets appear unusually over-or-under valued. Prior to January 1, 1998, the Foresight Fund had different investment policies and objectives and was called Worldwide Growth Fund.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price, if available, and if not available such securities are valued at the mean between their bid and asked prices. Other securities, for which current market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Trustees. Investment transactions are recorded on the trade date. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes. Short-term securities (maturing within 60 days) are valued at amortized cost which approximates market value. Securities with maturities in excess of 60 days are valued at market value.

Investment Income: Interest and other income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date.

Dividends: Substantially all of the Trust's accumulated net investment income, if any, determined as gross investment income less expenses, is declared as a regular dividend and distributed to shareholders at year end for the Investors, Mid-Cap Growth and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gain distributions, if any, are declared and paid annually at year end. Additional distributions may be made if necessary.

Income Tax: In accordance with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, all of the taxable income of each portfolio is distributed to its shareholders, and therefore, no federal income tax provision is required. As of December 31, 1999, the Foresight Fund had available for federal income tax purposes an unused capital loss carryover of $192,463, expiring December 31, 2003.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust's custodian bank. Repurchase agreements may be terminated within seven days. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The Investment Advisor to the Trust, Madison Mosaic, LLC ("the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of each of the Investors, Balanced, Mid-Cap Growth and Foresight Funds; the fees are accrued daily and are paid monthly.

4. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation are stated as follows as of December 31, 1999:

                                 Investors Fund     Balanced Fund

Aggregate Cost                     $26,291,234      $23,954,376
Gross unrealized appreciation      $ 4,776,547      $ 2,687,802
Gross unrealized depreciation       (1,322,673)      (1,046,021)
Net unrealized appreciation        $ 3,453,874      $ 1,641,781

                              Mid-Cap Growth Fund   Foresight Fund

Aggregate Cost                      $7,401,550      $2,535,304
Gross unrealized appreciation       $1,867,036      $0,120,183
Gross unrealized depreciation         (475,078)        (73,763)
Net unrealized appreciation        $1,391,958      $   46,420

5. Other Expenses. All support services are provided by the Advisor under a Services Agreement for fees based on a percentage of average net assets. This percentage is 0.40% for the Investors Fund, 0.45% for the Balanced Fund and 0.50% for the Mid-Cap Growth Fund and Foresight Fund.

The Advisor is also responsible for the fees and expenses of Trustees who are affiliated with the Advisor and certain promotional expenses.

6.  Net Assets.  At December 31, 1999, net assets included the following:

                                            Investors Fund     Balanced Fund

Net paid in capital on shares of beneficial
  interest                                    $24,568,061      $23,064,922
Undistributed net investment income                    --               --
Accumulated net realized gains                  1,304,503          619,519
Net unrealized appreciation on investments      3,453,874        1,641,781
  Total Net Assets                            $29,326,438      $25,326,222


                                         Mid-Cap Growth Fund    Foresight Fund

Net paid in capital on shares of
  beneficial interest                          $6,954,474     $2,730,529
Undistributed net investment income                    --             40
Accumulated net realized gains (losses            442,943       (192,463)
Net unrealized appreciation on investments      1,391,958         46,420
  Total Net Assets                             $8,789,375     $2,584,526

7. Investment Transactions. Purchases and sales of securities other than short-term securities for the year ended December 31, 1999 were as follows:

            Investors Fund     Balanced Fund

Purchases     $21,266,508     $13,717,304
Sales          21,848,694      13,090,251

       Mid-Cap Growth Fund     Foresight Fund

Purchases      $5,178,639        $851,390
Sales           7,395,085         566,505

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares for the following periods were:

Investors Fund

                                            Year Ended December 31,
                                            1999     1998
In Dollars
Shares sold                               $18,657,217      $14,539,477
Shares issued in reinvestment of dividends  4,868,593        2,455,089
Total shares issued                        23,525,810       16,994,566
Shares redeemed                           (20,213,345)     (14,751,628)
Net increase                              $ 3,312,465      $ 2,242,938

In Shares
Shares sold                                   747,254          622,680
Shares issued in reinvestment of dividends    232,391          101,199
Total shares issued                           979,645          723,879
Shares redeemed                              (806,854)        (633,406)
Net increase                                  172,791           90,473


Balanced Fund

                                            Year Ended December 31,
                                            1999           1998
In Dollars
Shares sold                                   $3,499,336      $8,104,834
Shares issued in reinvestment of dividends     2,510,195       2,018,298
Total shares issued                            6,009,531      10,123,132
Shares redeemed                               (3,497,151)     (3,622,817)
Net increase                                  $2,512,380      $6,500,315

In Shares
Shares sold                                      164,542         395,961
Shares issued in reinvestment of dividends       131,712          98,882
Total shares issued                              296,254         494,843
Shares redeemed                                 (167,852)       (179,717)
Net increase                                     128,402         315,126


Mid-Cap Growth Fund

                                            Year Ended December 31,
                                            1999            1998
In Dollars
Shares sold                               $(8,439,187)     $(6,985,781)
Shares issued in reinvestment of dividends         --        1,151,393
Total shares issued                         8,439,187        8,137,174
Shares redeemed                           (10,551,528)      (8,910,990)
Net decrease                              $(2,112,341)     $  (773,816)

In Shares
Shares sold                                   996,771          747,858
Shares issued in reinvestment of dividends         --          131,738
Total shares issued                           996,771          879,596
Shares redeemed                            (1,246,057)        (951,759)
Net decrease                                 (249,286)         (72,163)


Foresight Fund

                                            Year Ended December 31,
                                            1999               1998

In Dollars
Shares sold                                 $(547,899)     $1,588,929
Shares issued in reinvestment of dividends     80,623          57,264
Total shares issued                           628,522       1,646,193
Shares redeemed                            (1,223,329)       (646,494)
Net increase (decrease)                     $(594,807)     $  999,699

In Shares
Shares sold                                    45,873         147,745
Shares issued in reinvestment of dividends      7,078           4,792
Total shares issued                            52,951         152,537
Shares redeemed                              (103,154)        (59,858)
Net increase (decrease)                       (50,203)         92,679

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Growth Fund
  Mosaic Foresight Fund

Mosaic Focus Fund

Mosaic Income Trust
  Mosaic Government Fund
  Mosaic Intermediate Income Fund

Mosaic Tax-Free Trust
  Mosaic Tax-Free Arizona Fund
  Mosaic Tax-Free Maryland Fund
  Mosaic Tax-Free Missouri Fund
  Mosaic Tax-Free Virginia Fund
  Mosaic Tax-Free National Fund
  Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic Fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

Transfer Agent
  Mosaic Funds
  c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI  53201-0701
  888-670-3600

Telephone Numbers

Shareholder Service
  Toll-free nationwide:  888 670 3600

Mosaic Tiles (24 hour automated information)
  Toll-free nationwide:  800 336 3063

Mosaic Funds
www.mosaicfunds.com